Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Numerator
Net income attributable to Textainer Group Holdings Limited common shareholders-basic and diluted EPS	$ 206,950	$ 189,606	$ 120,031
Denominator
Weighted average common shares outstanding-basic	51,277	48,859	48,108
Dilutive share options and restricted share units	954	980	1,199
Weighted average common shares outstanding-diluted	52,231	49,839	49,307
Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$ 4.04	$ 3.88	$ 2.50
Diluted	$ 3.96	$ 3.80	$ 2.43